EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	1ST	1ST
	QUARTER	QUARTER
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$30,336	$26,139	$4,197	16.06%
Interest Expense	11,295	5,358	5,937	110.81%
Net Interest Income	19,041	20,781	(1,740)	(8.37)%
Provision (Credit) for Credit Losses	954	(352)	1,306	(371.02)%
Net Interest Income After Provision (Credit) for Credit Losses	18,087	21,133	(3,046)	(14.41)%
Noninterest Income	6,675	5,609	1,066	19.01%
Net Realized Gains on Available-for-sale Debt Securities	0	7	(7)	(100.00)%
Noninterest Expense	18,304	19,087	(783)	(4.10)%
Income Before Income Tax Provision	6,458	7,662	(1,204)	(15.71)%
Income Tax Provision	1,152	1,409	(257)	(18.24)%
Net Income	$5,306	$6,253	$(947)	(15.14)%
Net Income Attributable to Common Shares (1)	$5,267	$6,201	$(934)	(15.06)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.35	$0.40	$(0.05)	(12.50)%
Net Income - Diluted	$0.35	$0.40	$(0.05)	(12.50)%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,230,580	15,409,680
Number of Shares Used in Computation - Diluted	15,230,580	15,410,617

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	March 31,	March 31,
	2024	2023	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$46,448	$52,212	$(5,764)	(11.04)%
Available-for-sale Debt Securities	405,094	472,814	(67,720)	(14.32)%
Loans, Net	1,852,426	1,726,793	125,633	7.28%
Bank-Owned Life Insurance	49,857	31,352	18,505	59.02%
Bank Premises and Equipment, Net	21,852	21,277	575	2.70%
Deferred Tax Asset, Net	17,703	18,914	(1,211)	(6.40)%
Intangible Assets	54,877	55,280	(403)	(0.73)%
Other Assets	73,280	51,230	22,050	43.04%
TOTAL ASSETS	$2,521,537	$2,429,872	$91,665	3.77%

LIABILITIES
Deposits	$1,995,903	$1,916,040	$79,863	4.17%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	197,655	192,097	5,558	2.89%
Senior Notes, Net	14,848	14,781	67	0.45%
Subordinated Debt, Net	24,745	24,634	111	0.45%
Other Liabilities	26,730	26,752	(22)	(0.08)%
TOTAL LIABILITIES	2,259,881	2,174,304	85,577	3.94%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	302,362	298,365	3,997	1.34%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(41,071)	(43,271)	2,200	(5.08)%
Defined Benefit Plans	365	474	(109)	(23.00)%
TOTAL STOCKHOLDERS' EQUITY	261,656	255,568	6,088	2.38%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,521,537	$2,429,872	$91,665	3.77%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2024	2023	(DECREASE)
EARNINGS PERFORMANCE - U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")
Net Income	$5,306	$6,253	(15.14)%
Return on Average Assets (Annualized)	0.84%	1.03%	(18.45)%
Return on Average Equity (Annualized)	8.13%	9.90%	(17.88)%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (a)
PPNR	$7,607	$7,572	0.46%
PPNR (Annualized) as a % of Average Assets	1.21%	1.25%	(3.20)%
PPNR (Annualized) as a % of Average Equity	11.65%	11.99%	(2.84)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,521,537	$2,429,872	3.77%
Available-for-Sale Debt Securities	405,094	472,814	(14.32)%
Loans, Net	1,852,426	1,726,793	7.28%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	20,023	18,346	9.14%
Allowance for Credit Losses on Off-Balance Sheet Exposures	684	1,178	(41.94)%
Deposits	1,995,903	1,916,040	4.17%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$322,319	$321,326	0.31%
Trust Assets Under Management	1,224,573	1,127,439	8.62%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.35	$0.40	(12.50)%
Net Income - Diluted	$0.35	$0.40	(12.50)%
Dividends	$0.28	$0.28	0.00%
Common Book Value	$17.01	$16.50	3.09%
Tangible Common Book Value (b)	$13.45	$12.93	4.02%
Market Value (Last Trade)	$18.78	$21.38	(12.16)%
Market Value / Common Book Value	110.41%	129.58%	(14.79)%
Market Value / Tangible Common Book Value	139.63%	165.35%	(15.55)%
Price Earnings Multiple	13.41	13.36	0.37%
Dividend Yield	5.96%	5.24%	13.74%
Common Shares Outstanding, End of Period	15,378,065	15,485,035	(0.69)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2024	2023	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (b)	8.38%	8.43%	(0.59)%
Nonperforming Assets / Total Assets	0.78%	0.60%	30.00%
Allowance for Credit Losses / Total Loans	1.07%	1.05%	1.90%
Total Risk Based Capital Ratio (c)	15.55%	16.49%	(5.70)%
Tier 1 Risk Based Capital Ratio (c)	13.14%	13.96%	(5.87)%
Common Equity Tier 1 Risk Based Capital Ratio (c)	13.14%	13.96%	(5.87)%
Leverage Ratio (c)	9.89%	10.07%	(1.79)%

AVERAGE BALANCES
Average Assets	$2,518,776	$2,420,819	4.05%
Average Equity	$261,146	$252,638	3.37%

EFFICIENCY RATIO (d)
Net Interest Income on a Fully Taxable-Equivalent
Basis (d)	$19,236	$21,050	(8.62)%
Noninterest Income, Excluding Net Realized Gains on Available-for-sale Debt Securities	6,675	5,609	19.01%
Total (1)	$25,911	$26,659	(2.81)%
Noninterest Expense (2)	$18,304	$19,087	(4.10)%
Efficiency Ratio = (2)/(1)	70.64%	71.60%	(1.34)%
(a)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided in Exhibit 99.2 under the table “PPNR- NON- GAAP RECONCILIATION.”

(b)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,521,537	$2,429,872
Less: Intangible Assets, Primarily Goodwill	(54,877)	(55,280)
Tangible Assets	$2,466,660	$2,374,592
Total Stockholders' Equity	$261,656	$255,568
Less: Intangible Assets, Primarily Goodwill	(54,877)	(55,280)
Tangible Common Equity (3)	$206,779	$200,288

Common Shares Outstanding, End of Period (4)	15,378,065	15,485,035
Tangible Common Book Value per Share = (3)/(4)	$13.45	$12.93

(c)Capital ratios for the most recent period are estimated.

(d)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.”

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	March 31,	December 31,	September 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
Interest income	$30,336	$30,236	$29,118	$28,011	$26,139
Interest expense	11,295	10,642	9,455	7,649	5,358
Net interest income	19,041	19,594	19,663	20,362	20,781
Provision (credit) for credit losses	954	951	(1,225)	812	(352)
Net interest income after provision (credit) for credit losses	18,087	18,643	20,888	19,550	21,133
Noninterest income	6,675	8,720	6,489	6,635	5,609
Net realized (losses) gains on securities	0	(3,042)	0	(1)	7
Noninterest expense	18,304	18,399	17,940	18,722	19,087
Income before income tax provision	6,458	5,922	9,437	7,462	7,662
Income tax provision	1,152	1,661	1,846	1,419	1,409
Net income	$5,306	$4,261	$7,591	$6,043	$6,253
Net income attributable to common shares	$5,267	$4,231	$7,534	$5,996	$6,201
Basic earnings per common share	$0.35	$0.28	$0.50	$0.39	$0.40
Diluted earnings per common share	$0.35	$0.28	$0.50	$0.39	$0.40

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
ASSETS
Cash & Due from Banks	$46,448	$56,878	$52,658	$51,762	$52,212
Available-for-Sale Debt Securities	405,094	415,755	429,138	445,695	472,814
Loans, Net	1,852,426	1,828,931	1,812,585	1,795,454	1,726,793
Bank-Owned Life Insurance	49,857	63,674	31,557	31,504	31,352
Bank Premises and Equipment, Net	21,852	21,632	21,267	20,970	21,277
Deferred Tax Asset, Net	17,703	17,441	23,731	20,687	18,914
Intangible Assets	54,877	54,974	55,076	55,178	55,280
Other Assets	73,280	56,299	57,937	49,530	51,230
TOTAL ASSETS	$2,521,537	$2,515,584	$2,483,949	$2,470,780	$2,429,872

LIABILITIES
Deposits (1)	$1,995,903	$2,014,806	$2,024,997	$2,010,118	$1,916,040
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	197,655	172,211	148,529	146,694	192,097
Senior Notes, Net	14,848	14,831	14,814	14,798	14,781
Subordinated Debt, Net	24,745	24,717	24,689	24,661	24,634
Other Liabilities	26,730	26,638	30,715	26,392	26,752
TOTAL LIABILITIES	2,259,881	2,253,203	2,243,744	2,222,663	2,174,304

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	302,362	300,818	300,031	296,190	298,365
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(41,071)	(38,878)	(60,278)	(48,536)	(43,271)
Defined Benefit Plans	365	441	452	463	474
TOTAL STOCKHOLDERS' EQUITY	261,656	262,381	240,205	248,117	255,568
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,521,537	$2,515,584	$2,483,949	$2,470,780	$2,429,872

(1) Brokered Deposits (Included in Total Deposits)	$69,391	$64,369	$62,512	$70,653	$15,117

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	March 31, 2024		December 31, 2023		March 31, 2023
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$11,324	$10,231	$12,325	$11,290	$33,924	$31,163
Obligations of U.S. Government agencies	10,637	9,376	11,119	9,946	25,479	23,348
Bank holding company debt securities	28,953	23,469	28,952	23,500	28,947	24,723
Obligations of states and political subdivisions:
Tax-exempt	113,181	102,826	113,464	104,199	128,285	117,812
Taxable	57,960	49,255	58,720	50,111	67,076	57,572
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	102,048	91,116	105,549	95,405	109,028	97,807
Residential collateralized mortgage obligations	48,477	44,501	50,212	46,462	42,296	38,117
Commercial mortgage-backed securities	76,249	66,121	76,412	66,682	84,449	74,195
Private label commercial mortgage-backed securities	8,252	8,199	8,215	8,160	8,105	8,077
Total Available-for-Sale Debt Securities	$457,081	$405,094	$464,968	$415,755	$527,589	$472,814

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	March 31,	December 31,	March 31,
	2024	2023	2023
Commercial real estate - non-owner occupied
Non-owner occupied	$507,223	$499,104	$457,814
Multi-family (5 or more) residential	64,866	64,076	58,111
1-4 Family - commercial purpose	167,740	174,162	166,773
Total commercial real estate - non-owner occupied	739,829	737,342	682,698
Commercial real estate - owner occupied	250,145	237,246	221,766
All other commercial loans:
Commercial and industrial	80,136	78,832	83,420
Commercial lines of credit	121,791	117,236	119,109
Political subdivisions	84,652	79,031	85,555
Commercial construction and land	106,255	104,123	70,612
Other commercial loans	19,971	20,471	26,106
Total all other commercial loans	412,805	399,693	384,802
Residential mortgage loans:
1-4 Family - residential	387,542	389,262	372,241
1-4 Family residential construction	22,121	24,452	29,479
Total residential mortgage	409,663	413,714	401,720
Consumer loans:
Consumer lines of credit (including HELCs)	41,204	41,503	35,245
All other consumer	18,803	18,641	18,908
Total consumer	60,007	60,144	54,153
Total	1,872,449	1,848,139	1,745,139
Less: allowance for credit losses on loans	(20,023)	(19,208)	(18,346)
Loans, net	$1,852,426	$1,828,931	$1,726,793

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	March 31,	% of Non-owner	% of
	2024	Occupied CRE	Total Loans
Industrial	$117,199	23.1%	6.3%
Office	93,998	18.5%	5.0%
Retail	93,585	18.5%	5.0%
Hotels	72,999	14.4%	3.9%
Mixed Use	59,230	11.7%	3.2%
Other	70,212	13.8%	3.7%
Total Non-owner Occupied CRE Loans	$507,223
Total Gross Loans	$1,872,449

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	March 31,	December 31,	March 31,
	2024	2023	2023
Loans individually evaluated with a valuation allowance	$10,062	$7,786	$5,802
Loans individually evaluated without a valuation allowance	4,743	3,478	3,507
Total individually evaluated loans	$14,805	$11,264	$9,309

Total loans past due 30-89 days and still accruing	$6,560	$9,275	$5,493

Nonperforming assets:
Total nonaccrual loans	$19,069	$15,177	$12,876
Total loans past due 90 days or more and still accruing	227	3,190	1,216
Total nonperforming loans	19,296	18,367	14,092
Foreclosed assets held for sale (real estate)	456	478	459
Total nonperforming assets	$19,752	$18,845	$14,551

Total nonperforming loans as a % of total loans	1.03%	0.99%	0.81%
Total nonperforming assets as a % of assets	0.78%	0.75%	0.60%
Allowance for credit losses as a % of total loans	1.07%	1.04%	1.05%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	December 31,	March 31,	December 31,
	2024	2023	2023	2023
Balance, beginning of period	$19,208	$18,085	$16,615	$16,615
Adoption of ASU 2016-13 (CECL)	0	0	2,104	2,104
Charge-offs	(180)	(57)	(67)	(356)
Recoveries	35	18	6	92
Net charge-offs	(145)	(39)	(61)	(264)
Provision (credit) for credit losses on loans	960	1,162	(312)	753
Balance, end of period	$20,023	$19,208	$18,346	$19,208

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	3 Months
	Ended	Ended	Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Provision (credit) for credit losses:
Loans receivable	$960	$1,162	$(312)
Off-balance sheet exposures	(6)	(211)	(40)
Total provision (credit) for credit losses	$954	$951	$(352)

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
Calculation of PPNR:	2024	2023	2023
Net Income (GAAP)	$5,306	$4,261	$6,253
Add: Provision for income taxes	1,152	1,661	1,409
Add: Provision (credit) for credit losses	954	951	(352)
Less: Enhancement fee included in noninterest income related to purchase of Bank-Owned Life Insurance	0	(2,100)	0
Add: Realized losses (gains) on available-for-sale securities debt securities	0	3,042	(7)
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	195	199	269
PPNR (non-GAAP)	$7,607	$8,014	$7,572

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
INTEREST INCOME
Interest-bearing due from banks	$383	$447	$278
Available-for-sale debt securities:
Taxable	2,136	2,115	2,211
Tax-exempt	623	654	767
Total available-for-sale debt securities	2,759	2,769	2,978
Loans receivable:
Taxable	26,703	26,532	22,431
Tax-exempt	670	663	713
Total loans receivable	27,373	27,195	23,144
Other earning assets	16	24	8
Total Interest Income	30,531	30,435	26,408

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,806	2,809	987
Money market	2,180	2,032	873
Savings	55	57	63
Time deposits	3,850	3,742	1,307
Total interest-bearing deposits	8,891	8,640	3,230
Borrowed funds:
Short-term	597	322	1,097
Long-term - FHLB advances	1,456	1,329	681
Senior notes, net	120	120	120
Subordinated debt, net	231	231	230
Total borrowed funds	2,404	2,002	2,128
Total Interest Expense	11,295	10,642	5,358

Net Interest Income	$19,236	$19,793	$21,050

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Net Interest Income Under U.S. GAAP	$19,041	$19,594	$20,781
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	69	74	127
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	126	125	142
Net Interest Income as adjusted to a fully taxable-equivalent basis	$19,236	$19,793	$21,050

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2024	Return/	12/31/2023	Return/	3/31/2023	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$32,725	4.71%	$37,555	4.72%	$31,637	3.56%
Available-for-sale debt securities, at amortized cost:
Taxable	347,885	2.47%	372,797	2.25%	410,110	2.19%
Tax-exempt	113,363	2.21%	121,143	2.14%	131,392	2.37%
Total available-for-sale debt securities	461,248	2.41%	493,940	2.22%	541,502	2.23%
Loans receivable:
Taxable	1,774,064	6.05%	1,752,047	6.01%	1,634,012	5.57%
Tax-exempt	85,182	3.16%	84,349	3.12%	91,851	3.15%
Total loans receivable	1,859,246	5.92%	1,836,396	5.88%	1,725,863	5.44%
Other earning assets	1,384	4.65%	1,534	6.21%	1,200	2.70%
Total Earning Assets	2,354,603	5.22%	2,369,425	5.10%	2,300,202	4.66%
Cash	20,448		21,019		22,276
Unrealized loss on securities	(50,849)		(72,605)		(60,055)
Allowance for credit losses	(19,484)		(18,575)		(17,053)
Bank-owned life insurance	54,466		32,980		31,267
Bank premises and equipment	21,788		21,532		21,518
Intangible assets	54,925		55,025		55,331
Other assets	82,879		78,558		67,333
Total Assets	$2,518,776		$2,487,359		$2,420,819

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$514,905	2.19%	$521,432	2.14%	$457,277	0.88%
Money market	362,864	2.42%	354,854	2.27%	364,646	0.97%
Savings	213,278	0.10%	218,810	0.10%	257,047	0.10%
Time deposits	429,085	3.61%	429,898	3.45%	312,497	1.70%
Total interest-bearing deposits	1,520,132	2.35%	1,524,994	2.25%	1,391,467	0.94%
Borrowed funds:
Short-term	44,642	5.38%	24,196	5.28%	91,767	4.85%
Long-term - FHLB advances	142,753	4.10%	132,089	3.99%	80,648	3.42%
Senior notes, net	14,840	3.25%	14,822	3.21%	14,773	3.29%
Subordinated debt, net	24,731	3.76%	24,704	3.71%	24,620	3.79%
Total borrowed funds	226,966	4.26%	195,811	4.06%	211,808	4.07%
Total Interest-bearing Liabilities	1,747,098	2.60%	1,720,805	2.45%	1,603,275	1.36%
Demand deposits	481,146		491,944		539,659
Other liabilities	29,386		32,122		25,247
Total Liabilities	2,257,630		2,244,871		2,168,181
Stockholders' equity, excluding accumulated other comprehensive loss	301,032		299,401		299,599
Accumulated other comprehensive loss	(39,886)		(56,913)		(46,961)
Total Stockholders' Equity	261,146		242,488		252,638
Total Liabilities and Stockholders' Equity	$2,518,776		$2,487,359		$2,420,819
Interest Rate Spread		2.62%		2.65%		3.30%
Net Interest Income/Earning Assets		3.29%		3.31%		3.71%

Total Deposits (Interest-bearing and Demand)	$2,001,278		$2,016,938		$1,931,126

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Trust revenue	$1,897	$1,913	$1,777
Brokerage and insurance revenue	539	486	430
Service charges on deposit accounts	1,318	1,446	1,290
Interchange revenue from debit card transactions	1,013	1,045	1,007
Net gains from sales of loans	191	273	74
Loan servicing fees, net	230	136	122
Increase in cash surrender value of life insurance	470	2,253	138
Other noninterest income	1,017	1,168	771
Total noninterest income, excluding realized gains (losses) on securities, net	$6,675	$8,720	$5,609

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Salaries and employee benefits	$11,562	$11,113	$11,427
Net occupancy and equipment expense	1,450	1,364	1,402
Data processing and telecommunications expenses	1,992	1,923	1,936
Automated teller machine and interchange expense	487	308	475
Pennsylvania shares tax	433	392	403
Professional fees	518	509	937
Other noninterest expense	1,862	2,790	2,507
Total noninterest expense	$18,304	$18,399	$19,087

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	March 31,	Dec. 31,	March 31,	March 31,	Dec. 31,	March 31,	March 31,	Dec. 31,	March 31,
	2024	2023	2023	2024	2023	2023	2024	2023	2023
Federal Home Loan Bank of Pittsburgh	$215,018	$189,021	$201,357	$712,932	$737,824	$655,577	$927,950	$926,845	$856,934
Federal Reserve Bank Discount Window	0	0	0	19,063	19,982	22,340	19,063	19,982	22,340
Other correspondent banks	0	0	0	75,000	75,000	95,000	75,000	75,000	95,000
Total credit facilities	$215,018	$189,021	$201,357	$806,995	$832,806	$772,917	$1,022,013	$1,021,827	$974,274

Uninsured Deposits Information	March 31,	December 31,	March 31,
	2024	2023	2023
Total Deposits - C&N Bank	$2,012,167	$2,030,909	$1,934,686

Estimated Total Uninsured Deposits	$568,085	$592,206	$613,875
Portion of Uninsured Deposits that are
Collateralized	140,063	151,031	189,239
Uninsured and Uncollateralized Deposits	$428,022	$441,175	$424,636

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	21.3%	21.7%	21.9%

Available Funding from Credit Facilities	$806,995	$832,806	$772,917
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	259,489	256,058	269,763
Highly Liquid Available Funding	$1,066,484	$1,088,864	$1,042,680

Highly Liquid Available Funding as a % of
Uninsured Deposits	187.7%	183.9%	169.9%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	249.2%	246.8%	245.5%